Exhibit 95

Mine Safety and Health Administration Data

Our subsidiaries' mining operations have consistently been recognized with numerous local, state and national awards over the years for outstanding safety performance.

Our Running Right safety process involves all employees in accident prevention and continuous improvement. Safety leadership and training programs are based upon the concepts of situational awareness and observation, changing behaviors and, most importantly, employee involvement. The core elements of our behavior-based safety training include identification of critical behaviors, frequency of those behaviors, employee feedback and removal of barriers for continuous improvement.

The Running Right program empowers all employees to champion the safety process. Every person is challenged to identify hazards and initiate corrective actions. Reporting is anonymous, allowing hazards to be dealt with in a timely manner.

All levels of the organization are expected to be proactive and commit to perpetual improvement, implementing new safety processes that promote a safe and healthy work environment.

Our subsidiaries operate multiple mining complexes in six states and are regulated by both the U.S. Mine Safety and Health Administration (“MSHA”) and state regulatory agencies. As described in more detail in the “Environmental and Other Regulatory Matters” section of our Annual Report on Form 10-K for the year ended December 31, 2012, the Federal Mine Safety and Health Act of 1977, as amended (the “Mine Act”), among other federal and state laws and regulations, imposes stringent safety and health standards on all aspects of mining operations. Regulatory inspections are mandated by these agencies with thousands of inspection shifts at our properties each year. Citations and compliance metrics at each of our mines and coal preparation facilities vary due to the size and type of the operation. We endeavor to conduct our mining and other operations in compliance with all applicable federal, state and local laws and regulations. However, violations occur from time to time. None of the violations identified or the monetary penalties assessed upon us set forth in the tables below have been material.

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we include the following table that sets forth the total number of specific citations and orders and the total dollar value of the proposed civil penalty assessments that were issued by MSHA during the current reporting period for each of our subsidiaries that is a coal mine operator, by individual mine. None of the mines operated by our subsidiaries received written notice from MSHA during the current reporting period of a pattern of violations under Section 104(e) of the Mine Act or the potential to have such a pattern.

MSHA Mine ID	Operator	Significant and Substantial Citations Issued (Section 104 of the Mine Act) *Excludes 104(d) citations/ orders	Failure to Abate Orders (Section 104(b) of the Mine Act)	Unwarrantable Failure Citations/ Orders Issued (Section 104(d) of the Mine Act)	Flagrant Violations (Section 110(b)(2) of the Mine Act)	Imminent Danger Orders Issued (Section 107(a) of the Mine Act)	Dollar Value of Proposed Civil Penalty Assessments (in Thousands) (1)	Mining Related Fatalities
4604669	Alex Energy Inc.	4	—	—	—	—	$0.93	—
4606870	Alex Energy Inc.	2	—	—	—	—	$13.74	—
4607165	Alex Energy Inc.	12	—	—	—	—	$10.06	—
4607537	Alex Energy Inc.	2	—	—	—	—	$5.96	—
4608787	Alex Energy Inc.	27	—	—	—	—	$117.45	—
4608789	Alex Energy Inc.	—	—	—	—	—	$—	—
4608961	Alex Energy Inc.	—	—	—	—	—	$—	—
4608977	Alex Energy Inc.	7	1	—	—	—	$35.44	—
4609242	Alex Energy Inc.	—	—	—	—	—	$—	—
4609283	Alex Energy Inc.	—	—	—	—	—	$—	—
4800732	Alpha Coal West, Inc.	7	—	—	—	—	$4.68	—
4801078	Alpha Coal West, Inc.	9	—	1	—	1	$36.05	—
3607688	AMFIRE Mining Company LLC	—	—	—	—	—	$0.87	—
3608422	AMFIRE Mining Company LLC	—	—	—	—	—	$0.1	—
3608497	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3608620	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3608704	AMFIRE Mining Company LLC	14	—	3	—	—	$204.95	—
3608848	AMFIRE Mining Company LLC	—	—	—	—	—	$0.2	—
3608850	AMFIRE Mining Company LLC	19	—	—	—	—	$10.07	—
3609005	AMFIRE Mining Company LLC	18	—	—	—	—	$15.48	—
3609033	AMFIRE Mining Company LLC	12	—	—	—	—	$17.81	—
3609042	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3609127	AMFIRE Mining Company LLC	2	—	—	—	—	$5.49	—
3609140	AMFIRE Mining Company LLC	—	—	—	—	—	$0.1	—
3609246	AMFIRE Mining Company LLC	1	—	—	—	—	$0.4	—
3609284	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3609342	AMFIRE Mining Company LLC	11	—	—	—	—	$4.26	—
3609414	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
3609648	AMFIRE Mining Company LLC	—	—	—	—	—	$—	—
4607897	Aracoma Coal Company	—	—	—	—	—	$0.2	—
4608019	Aracoma Coal Company	—	—	—	—	—	$—	—

4608224	Aracoma Coal Company	—	—	—	—	—	$—	—
4608801	Aracoma Coal Company	42	—	—	—	—	$747.77	—
4608802	Aracoma Coal Company	33	1	—	—	—	$104.82	—
4609299	Aracoma Coal Company	23	1	2	—	—	$20.80	—
4609361	Aracoma Coal Company	—	—	—	—	—	$—	—
4605086	Bandmill Coal Corp	6	—	—	—	—	$13.59	—
4608263	Bandmill Coal Corp	—	—	—	—	—	$0.1	—
4407087	Big Laurel Mining Corporation	77	—	6	—	—	$702.76	—
4405559	Bluff Spur Coal Corporation	16	—	—	—	—	$27.35	—
4606045	Brooks Run Mining Co., LLC	—	—	—	—	—	$0.3	—
4606263	Brooks Run Mining Co., LLC	22	—	1	—	—	$92.65	—
4608218	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—
4608885	Brooks Run Mining Co., LLC	17	1	—	—	—	$43.53	—
4609036	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—
4609055	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—
4609066	Brooks Run Mining Co., LLC	44	—	—	—	1	$128.9	—
4609126	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—
4609130	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—
4609133	Brooks Run Mining Co., LLC	1	—	—	—	—	$—	—
4609134	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—
4609213	Brooks Run Mining Co., LLC	—	—	—	—	—	$0.1	—
4609247	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—
4609301	Brooks Run Mining Co., LLC	23	—	1	—	—	$18.54	—
4609348	Brooks Run Mining Co., LLC	11	—	—	—	—	$13.05	—
4609351	Brooks Run Mining Co., LLC	—	—	—	—	—	$—	—
4609353	Brooks Run Mining Co., LLC	—	—	—	—	—	$0.62	—
4609371	Brooks Run Mining Co., LLC	3	—	—	—	—	$7.31	—
4609387	Brooks Run Mining Co., LLC	6	—	—	—	—	$1.67	—
1519446	Cave Spur Coal, LLC	—	—	—	—	—	$—	—
1510753	Clean Energy Mining Co.	2	—	—	—	—	$13.22	—
1517935	Clean Energy Mining Co.	—	—	—	—	—	$—	—
4603181	Clear Fork Coal Company	—	—	—	—	—	$—	—
1518241	Cloverlick Coal Company LLC	24	—	1	—	1	$59.74	—
1519418	Cloverlick Coal Company LLC	24	—	—	—	—	$37.45	—
1505215	Coalgood Energy Co	—	—	—	—	—	$0.7	—
1518423	Coalgood Energy Co	—	—	—	—	—	$0.49	—

1519308	Coalgood Energy Co	—	—	—	—	—	$—	—
1519360	Coalgood Energy Co	—	—	—	—	—	$—	—
4607484	Cobra Natural Resources LLC	—	—	—	—	—	$0.1	—
4607985	Cobra Natural Resources LLC	13	—	—	—	—	$5.30	—
4608730	Cobra Natural Resources LLC	61	—	—	—	—	$182.59	—
3609744	Coral Energy Services LLC	—	—	—	—	—	$—	—
3605018	Cumberland Coal Resources LP	53	—	9	—	1	$224.18	—
4605649	Delbarton Mining Company	16	—	—	—	—	$12.95	—
4400271	Dickenson-Russell Coal Co LLC	—	—	—	—	—	$0.3	—
4402277	Dickenson-Russell Coal Co LLC	3	—	—	—	—	$1.75	—
4405311	Dickenson-Russell Coal Co LLC	6	—	—	—	—	$3.1	—
4406444	Dickenson-Russell Coal Co LLC	53	—	—	—	—	$349.33	—
4406864	Dickenson-Russell Coal Co LLC	80	—	—	—	—	$195.38	—
4407146	Dickenson-Russell Coal Co LLC	12	—	—	—	—	$100.75	—
4407052	Dorchester Enterprises, Inc.	92	—	6	—	—	$359.67	—
4607711	Eagle Energy Inc	—	—	—	—	—	$—	—
4606188	Elk Run Coal Co	16	1	—	—	—	$24.2	—
4607009	Elk Run Coal Co	22	—	—	—	—	$95.39	—
4607938	Elk Run Coal Co	17	—	—	—	—	$56.8	—
4608108	Elk Run Coal Co	2	—	—	—	—	$1.35	—
4608384	Elk Run Coal Co	49	2	—	—	—	$446.32	—
4608402	Elk Run Coal Co	9	—	—	—	—	$26.05	—
4608479	Elk Run Coal Co	—	—	—	—	—	$—	—
4608553	Elk Run Coal Co	25	—	—	—	—	$474.99	—
4608599	Elk Run Coal Co	—	—	—	—	—	$—	—
4608923	Elk Run Coal Co	—	—	—	—	—	$—	—
4609022	Elk Run Coal Co	—	—	—	—	—	$—	—
4609054	Elk Run Coal Co	1	—	—	—	—	$6.86	—
4609163	Elk Run Coal Co	104	4	5	—	—	$932.92	—
4609293	Elk Run Coal Co	26	—	1	—	—	$120.92	—
3605466	Emerald Coal Resources LP	57	—	—	—	—	$60.7	—
4608549	Endurance Mining	—	—	—	—	—	$—	—
4608683	Endurance Mining	—	—	—	—	—	$—	—
1511121	Enterprise Mining Co LLC	1	—	—	—	—	$0.98	—
1516858	Enterprise Mining Co LLC	—	—	—	—	—	$0.4	—
1518507	Enterprise Mining Co LLC	1	—	—	—	—	$6.87	—
1519116	Enterprise Mining Co LLC	24	—	—	—	—	$24.29	—
1519189	Enterprise Mining Co LLC	17	—	—	—	—	$39.66	—
1507082	Freedom Energy Mining Company	—	—	—	—	—	$—	—
3609741	Freeport Mining, LLC	—	—	—	—	—	$—	—
4605317	Goals Coal Company	3	—	—	—	—	$14.3	—
4603202	Green Valley Coal Company	1	—	—	—	—	$1.7	—
4601602	Greyeagle Coal Company	—	—	—	—	—	$—	—

4607950	Greyeagle Coal Company	—	—	—	—	—	$4.59	—
4405815	Guest Mountain Mining Corporation	—	—	—	—	—	$4.95	—
4407127	Guest Mountain Mining Corporation	21	—	—	—	—	$56.5	—
4407138	Guest Mountain Mining Corporation	1	—	—	—	—	$5.04	—
4407251	Guest Mountain Mining Corporation	1	—	—	—	—	$22.49	—
4407262	Guest Mountain Mining Corporation	22	—	—	—	—	$22.99	1(3)
4609347	Hazy Ridge Coal Company	—	—	—	—	—	$—	—
4603158	Herndon Processing Company LLC	—	—	—	—	—	$—	—
4606558	Highland Mining Company	6	—	—	—	—	$9.57	—
4608693	Highland Mining Company	6	—	—	—	—	$40.11	—
4609204	Highland Mining Company	1	—	—	—	—	$0.69	—
4603755	Independence Coal	9	—	2	—	—	$27.23	1
4605992	Independence Coal	4	—	—	—	—	$2.02	—
4607273	Independence Coal	80	4	9	—	—	$1,537.69	—
4608655	Independence Coal	2	—	—	—	—	$6	—
4608700	Independence Coal	—	—	—	—	—	$—	—
4608735	Independence Coal	5	—	—	—	—	$273.69	—
4608844	Independence Coal	—	—	—	—	—	$—	—
4608933	Independence Coal	—	—	—	—	—	$—	—
4608935	Independence Coal	—	—	—	—	—	$—	—
4609328	Independence Coal	3	—	—	—	—	$187.82	—
4609244	Inman Coal	24	—	—	—	—	$503.21	—
4604637	Kepler Processing Company LLC	12	—	—	—	—	$—	—
4608625	Kingston Mining, Inc.	30	—	—	—	—	$108.62	—
4608932	Kingston Mining, Inc.	76	4	5	—	—	$410.96	1
4604343	Kingston Processing Inc	4	—	2	—	—	$7.38	—
4608751	Kingwood Mining Company LLC	—	—	—	—	—	$—	—
4608753	Kingwood Mining Company LLC	—	—	—	—	—	$—	—
4405236	Knox Creek Coal Corp	6	—	—	—	—	$1.66	—
4406804	Knox Creek Coal Corp	38	—	—	—	—	$224.46	—
4407180	Knox Creek Coal Corp	—	—	—	—	—	$—	—
4407281	Knox Creek Coal Corp	—	—	—	—	—	$2.14	—
4605872	Litwar Processing Company, LLC	9	—	—	—	—	$—	—
1505375	Long Fork Coal Company	12	—	—	—	—	$45.45	—
1519180	M3 Energy Mining Company	30	—	1	—	—	$143.33	—

4603317	Mammoth Coal Co	3	—	—	—	—	$5.46	—
4606051	Mammoth Coal Co	—	—	—	—	—	$—	—
4607934	Mammoth Coal Co	—	—	—	—	—	$—	—
4607968	Mammoth Coal Co	—	—	—	—	—	$—	—
4608110	Mammoth Coal Co	—	—	—	—	—	$—	—
4608159	Mammoth Coal Co	2	—	—	—	—	$2.57	—
4609108	Mammoth Coal Co	4	—	2	—	—	$205.19	—
4609119	Mammoth Coal Co	—	—	—	—	—	$0.1	—
4609148	Mammoth Coal Co	8	—	—	—	—	$57.97	—
4609164	Mammoth Coal Co	—	—	—	—	—	$0.15	—
4609221	Mammoth Coal Co	12	—	1	—	—	$53.29	—
4609237	Mammoth Coal Co	20	—	—	—	—	$200.54	—
4609275	Mammoth Coal Co	—	—	—	—	—	$—	—
4608297	Marfork Coal Company	—	—	—	—	—	$—	—
4608315	Marfork Coal Company	108	1	9	—	—	$433.16	—
4608374	Marfork Coal Company	5	—	—	—	—	$17.94	—
4608551	Marfork Coal Company	45	—	2	—	—	$620.75	—
4608837	Marfork Coal Company	24	—	—	—	—	$50.57	—
4608856	Marfork Coal Company	—	—	—	—	—	$—	—
4609048	Marfork Coal Company	97	1	2	—	1	$531.12	—
4609090	Marfork Coal Company	—	—	—	—	—	$—	—
4609091	Marfork Coal Company	25	—	4	—	—	$697.42	—
4609092	Marfork Coal Company	51	1	5	—	—	$307.94	—
4609176	Marfork Coal Company	6	—	—	—	—	$8.69	—
4609193	Marfork Coal Company	9	—	—	—	—	$350.56	—
4609199	Marfork Coal Company	—	—	—	—	—	$—	—
4609212	Marfork Coal Company	—	—	—	—	—	$—	—
4609240	Marfork Coal Company	—	—	—	—	—	$—	—
4609355	Marfork Coal Company	—	—	—	—	—	$—	—
4609376	Marfork Coal Company	—	—	—	—	—	$0.1	1(3)
1505106	Martin County Coal	15	—	—	—	—	$12.81	—
1511005	Martin County Coal	—	—	—	—	—	$—	—
1518452	Martin County Coal	—	—	—	—	—	$—	—
1519193	Martin County Coal	15	—	6	—	—	$100.24	—
1519235	Martin County Coal	—	—	—	—	—	$0.2	—
1519472	Martin County Coal	1	—	—	—	—	$0.57	—

1519531	Martin County Coal	14	—	—	—	—	$21.28	—
1519553	Martin County Coal	—	—	—	—	—	$0.1	—
1519595	Martin County Coal	1	—	—	—	—	$1.45	—
1519615	Martin County Coal	—	—	—	—	—	$—	—
4407170	Meadow Branch Mining Corporation	—	—	—	—	—	$—	—
4407186	Mill Branch Coal Corporation	23	—	—	—	—	$81.47	—
4407189	Mill Branch Coal Corporation	11	—	11	—	1	$178.35	—
1519382	Mt. Sterling Energy Mining	—	—	—	—	—	$—	—
1518340	North Fork Coal Corporation	35	—	1	—	—	$182.8	—
1518732	North Fork Coal Corporation	14	—	—	—	—	$28.26	—
1519666	North Fork Coal Corporation	—	—	—	—	—	$—	—
4608008	Odell Processing Inc	—	—	—	—	—	$0.1	—
4603141	Omar Mining Company	—	—	—	—	—	$0.1	—
4407150	Osaka Mining Corporation	46	1	—	—	—	$392.88	—
1516011	Panther Mining LLC	—	—	—	—	—	$—	—
1518198	Panther Mining LLC	17	—	4	—	—	$54.88	—
1519063	Panther Mining LLC	—	—	—	—	—	$—	—
4405270	Paramont Coal Company Virginia LLC	16	—	—	—	—	$6.42	—
4406929	Paramont Coal Company Virginia LLC	59	—	—	—	—	$247.01	—
4406949	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407092	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407123	Paramont Coal Company Virginia LLC	40	—	7	—	—	$101.63	—
4407129	Paramont Coal Company Virginia LLC	77	—	—	—	—	$116.44	—
4407163	Paramont Coal Company Virginia LLC	5	—	—	—	—	$2.25	—
4407190	Paramont Coal Company Virginia LLC	—	—	—	—	—	$0.1	—
4407223	Paramont Coal Company Virginia LLC	33	—	—	—	—	$36.96	—
4407231	Paramont Coal Company Virginia LLC	18	—	—	—	—	$16.31	—
4407232	Paramont Coal Company Virginia LLC	1	—	—	—	—	$3.69	—
4407257	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407272	Paramont Coal Company Virginia LLC	—	—	—	—	—	$5.1	—
4407289	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—

4407290	Paramont Coal Company Virginia LLC	1	—	—	—	—	$1.11	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	$—	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	$0.1	—
4603430	Performance Coal Company	—	—	—	—	—	$—	—
4608436	Performance Coal Company	2	—	—	—	—	$344.57	—
4608539	Performance Coal Company	—	—	—	—	—	$—	—
1504020	Peter Cave Mining Co.	1	—	—	—	—	$0.93	—
4403088	Pigeon Creek Processing Corporation	9	—	—	—	—	$4.12	—
4606880	Power Mountain Coal Company	1	—	—	—	—	$47.56	—
4607545	Premium Energy LLC	19	—	—	—	—	$55.73	—
1519097	Process Energy	77	—	12	—	1	$584.85	—
4608645	Progress Coal	7	—	—	—	—	$20.35	—
3608349	River Processing Corporation	—	—	—	—	—	$—	—
1517278	Rivereagle Corporation	2	—	—	—	—	$0.55	—
4608048	Riverside Energy Company LLC	—	—	—	—	—	$—	—
4609251	Riverside Energy Company LLC	—	—	—	—	—	$—	—
4609356	Riverside Energy Company LLC	—	—	—	—	—	$—	—
1519270	Road Fork Development Company Inc.	26	1	—	—	—	$167.76	—
1519453	Road Fork Development Company Inc.	—	—	—	—	—	$1.9	—
4605368	Road Fork Development Company Inc.	—	—	—	—	—	$—	—
1517651	Rockhouse Energy Mining	33	—	—	—	—	$132.97	—
4605121	Rockspring Development Inc	172	1	1	—	—	$685.41	—
4608030	Rockspring Development Inc	6	—	—	—	1	$2.14	—
4609089	Rum Creek Coal Sales	7	—	—	—	—	$13.79	—
4609364	Rum Creek Coal Sales	—	—	—	—	—	$0.2	—
4609409	Rum Creek Coal Sales	—	—	—	—	—	$0.1	—
1509724	Sidney Coal Company Inc	18	—	—	—	—	$19.85	—
1511162	Sidney Coal Company Inc	—	—	—	—	—	$0.1	—
1511654	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1518378	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1518380	Sidney Coal Company Inc	2	—	—	—	—	$1.3	—
1518381	Sidney Coal Company Inc	72	—	9	—	—	$561.24	—
1518390	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1518950	Sidney Coal Company Inc	—	—	—	—	—	$0.36	—
1519247	Sidney Coal Company Inc	—	—	—	—	—	$—	—

4609026	Simmons Fork Mining, Inc.	—	—	—	—	—	$—	—
4609114	Simmons Fork Mining, Inc.	3	—	—	—	—	$0.86	—
1507475	Solid Energy Mining Company	5	—	—	—	—	$20.58	—
4601544	Spartan Mining Co.	68	2	20	—	1	$839.71	—
4603933	Spartan Mining Co.	—	—	—	—	—	$—	—
4608387	Spartan Mining Co.	—	—	—	—	—	$—	—
4608513	Spartan Mining Co.	—	—	—	—	—	$—	—
4608738	Spartan Mining Co.	—	—	—	—	—	$47.21	—
4608806	Spartan Mining Co.	—	—	—	—	—	$—	—
4608808	Spartan Mining Co.	96	2	4	—	—	$1,218.9	—
4609045	Spartan Mining Co.	—	—	—	—	—	$—	—
4609085	Spartan Mining Co.	—	—	—	—	—	$—	—
4609095	Spartan Mining Co.	—	—	—	—	—	$—	—
4609165	Spartan Mining Co.	—	—	—	—	—	$—	—
4609238	Spartan Mining Co.	—	—	—	—	—	$—	—
4609254	Spartan Mining Co.	16	—	—	—	—	$69.38	—
4609263	Spartan Mining Co.	—	—	—	—	—	$—	—
4609269	Spartan Mining Co.	—	—	—	—	—	$0.1	—
4609270	Spartan Mining Co.	—	—	—	—	—	$—	—
4609287	Spartan Mining Co.	—	—	—	—	—	$—	—
4609391	Spartan Mining Co.	—	—	—	—	—	$—	—
1517165	Stillhouse Mining LLC	8	—	—	—	—	$49.47	—
1518869	Stillhouse Mining LLC	6	—	—	—	—	$12.7	—
4602515	Stirrat Coal Company	5	—	—	—	—	$6.36	—
4603176	Talon Loadout Company	—	—	—	—	—	$—	—
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	$0.2	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	$0.4	—
4606532	Trace Creek Coal Company	—	—	—	—	—	$—	—
4403658	Twin Star Mining Inc	11	—	—	—	—	$2.76	—
4403929	Twin Star Mining Inc	1	—	—	—	—	$0.4	—
4607302	Twin Star Mining Inc	—	—	—	—	—	$2.72	—
4608365	White Buck Coal Company	42	—	2	—	—	$218.96	—
4609154	White Buck Coal Company	31	1	—	—	—	$258.87	1
4609266	White Buck Coal Company	19	—	—	—	—	$46.23	—
4608632	White Flame Energy Inc	7	—	—	—	—	$1.71	—
4608838	White Flame Energy Inc	3	—	—	—	—	$0.9	—

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Act, we include the following table that sets forth a list of legal actions pending before the Federal Mine Safety and Health Review Commission, including the Administrative Law Judges thereof, pursuant to the Mine Act, and other required information, for each of our subsidiaries that is a coal mine operator, by individual mine.

MSHA Mine ID	Operator	MSHA Pending Legal Actions (as of last day of reporting period) (2)	New MSHA Dockets commenced during reporting period	MSHA dockets in which final orders were entered (not appealed) during reporting period	Contests of Citations/ Orders referenced in Subpart B, 29CFR Part 2700	Contests of Proposed Penalties referenced in Subpart C, 29CFR Part 2700	Complaints for compensation referenced in Subpart D, 29CFR Part 2700	Complaints for discharge, discrimination, or interference referenced in Subpart E, 29CFR Part 2700	Applications for temporary relief referenced in Subpart F 29CFR Part 2700	Appeals of judges' decisions or orders to FMSHRC referenced in Subpart H 29CFR Part 2700

4604669	Alex Energy Inc.	1	—	—	—	1	—	—	—	—
4608977	Alex Energy Inc.	1	—	3	—	1	—	—	—	—
4608787	Alex Energy Inc.	9	2	10	—	8	—	1	—	—
4609283	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4606870	Alex Energy Inc.	1	1	2	—	1	—	—	—	—
4607165	Alex Energy Inc.	3	—	—	—	3	—	—	—	—
4608789	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4607537	Alex Energy Inc.	1	1	—	—	1	—	—	—	—
4608961	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4609242	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4800732	Alpha Coal West, Inc.	—	—	—	—	—	—	—	—	—
4801078	Alpha Coal West, Inc.	6	6	2	5	1	—	—	—	—
3609284	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609648	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3608848	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609414	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3608422	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3607688	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3608704	AMFIRE Mining Company LLC	12	6	—	2	10	—	—	—	—
3609033	AMFIRE Mining Company LLC	2	1	—	—	2	—	—	—	—
3608620	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609127	AMFIRE Mining Company LLC	1	—	—	—	1	—	—	—	—
3608850	AMFIRE Mining Company LLC	6	1	—	—	6	—	—	—	—
3609005	AMFIRE Mining Company LLC	3	2	—	—	3	—	—	—	—
3609042	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609246	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3608497	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609342	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
3609140	AMFIRE Mining Company LLC	—	—	—	—	—	—	—	—	—
4609299	Aracoma Coal Company	8	3	1	—	7	—	—	—	1
4609361	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4607897	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4608019	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4608801	Aracoma Coal Company	12	2	8	—	11	—	—	—	1
4608802	Aracoma Coal Company	9	7	—	—	9	—	—	—	—
4608224	Aracoma Coal Company	—	—	—	—	—	—	—	—	—
4605086	Bandmill Coal Corp	4	1	4	—	4	—	—	—	—
4608263	Bandmill Coal Corp	—	—	4	—	—	—	—	—	—
4407087	Big Laurel Mining Corporation	12	12	5	—	12	—	—	—	—
4405559	Bluff Spur Coal Corporation	4	4	1	—	4	—	—	—	—
4609301	Brooks Run Mining Co., LLC	5	5	—	1	4	—	—	—	—
4609387	Brooks Run Mining Co., LLC	—	—	—	—	—	—	—	—	—
4609247	Brooks Run Mining Co., LLC	—	—	1	—	—	—	—	—	—
4609130	Brooks Run Mining Co., LLC	—	—	—	—	—	—	—	—	—
4606045	Brooks Run Mining Co., LLC	—	—	—	—	—	—	—	—	—
4609133	Brooks Run Mining Co., LLC	—	—	—	—	—	—	—	—	—

4609134	Brooks Run Mining Co., LLC	—	—	—	—	—	—	—	—	—
4609066	Brooks Run Mining Co., LLC	15	9	29	4	11	—	—	—	—
4609353	Brooks Run Mining Co., LLC	—	—	—	—	—	—	—	—	—
4608218	Brooks Run Mining Co., LLC	—	—	2	—	—	—	—	—	—
4608885	Brooks Run Mining Co., LLC	14	8	7	—	14	—	—	—	—
4609126	Brooks Run Mining Co., LLC	4	—	7	—	4	—	—	—	—
4609036	Brooks Run Mining Co., LLC	1	—	—	—	1	—	—	—	—
4609351	Brooks Run Mining Co., LLC	—	—	—	—	—	—	—	—	—
4609055	Brooks Run Mining Co., LLC	—	—	1	—	—	—	—	—	—
4609213	Brooks Run Mining Co., LLC	1	—	1	—	1	—	—	—	—
4606263	Brooks Run Mining Co., LLC	11	8	20	2	9	—	—	—	—
4609348	Brooks Run Mining Co., LLC	2	2	1	—	2	—	—	—	—
4609371	Brooks Run Mining Co., LLC	1	1	1	—	1	—	—	—	—
1519446	Cave Spur Coal, LLC	2	1	6	—	2	—	—	—	—
1510753	Clean Energy Mining Co.	1	—	7	—	1	—	—	—	—
1517935	Clean Energy Mining Co.	—	—	—	—	—	—	—	—	—
4603181	Clear Fork Coal Company	—	—	—	—	—	—	—	—	—
1518241	Cloverlick Coal Company LLC	20	5	3	2	18	—	—	—	—
1519418	Cloverlick Coal Company LLC	4	3	—	—	4	—	—	—	—
1519360	Coalgood Energy Co	—	—	3	—	—	—	—	—	—
1505215	Coalgood Energy Co	—	—	—	—	—	—	—	—	—
1518423	Coalgood Energy Co	1	1	3	—	1	—	—	—	—
1519308	Coalgood Energy Co	—	—	6	—	—	—	—	—	—
4607985	Cobra Natural Resources LLC	5	1	3	—	5	—	—	—	—
4608730	Cobra Natural Resources LLC	13	8	20	—	13	—	—	—	—
4607484	Cobra Natural Resources LLC	—	—	3	—	—	—	—	—	—
3609744	Coral Energy Services LLC	—	—	—	—	—	—	—	—	—
3605018	Cumberland Coal Resources LP	33	4	1	5	27	—	1	—	—
4605649	Delbarton Mining Company	2	—	4	—	2	—	—	—	—
4406864	Dickenson-Russell Coal Co LLC	9	4	1	—	9	—	—	—	—
4406444	Dickenson-Russell Coal Co LLC	18	2	—	6	12	—	—	—	—
4407146	Dickenson-Russell Coal Co LLC	7	1	2	1	6	—	—	—	—
4405311	Dickenson-Russell Coal Co LLC	—	—	1	—	—	—	—	—	—
4400271	Dickenson-Russell Coal Co LLC	—	—	—	—	—	—	—	—	—
4402277	Dickenson-Russell Coal Co LLC	—	1	2	—	—	—	—	—	—
4407052	Dorchester Enterprises, Inc.	10	8	4	2	8	—	—	—	—
4607711	Eagle Energy Inc	—	—	—	—	—	—	—	—	—
4609054	Elk Run Coal Co	—	—	1	—	—	—	—	—	—
4607938	Elk Run Coal Co	—	—	2	—	—	—	—	—	—
4609293	Elk Run Coal Co	6	7	2	—	6	—	—	—	—
4609163	Elk Run Coal Co	17	14	28	3	14	—	—	—	—
4608553	Elk Run Coal Co	9	10	21	—	9	—	—	—	—
4608402	Elk Run Coal Co	5	58	12	—	5	—	—	—	—
4608108	Elk Run Coal Co	—	—	—	—	—	—	—	—	—
4608923	Elk Run Coal Co	—	—	2	—	—	—	—	—	—
4607009	Elk Run Coal Co	8	9	5	—	8	—	—	—	—
4606188	Elk Run Coal Co	1	1	—	—	1	—	—	—	—
4608479	Elk Run Coal Co	—	—	—	—	—	—	—	—	—
4608599	Elk Run Coal Co	—	—	—	—	—	—	—	—	—
4608384	Elk Run Coal Co	12	13	28	1	11	—	—	—	—
4609022	Elk Run Coal Co	—	—	—	—	—	—	—	—	—
3605466	Emerald Coal Resources LP	30	1	3	4	24	—	2	—	—
4608683	Endurance Mining	—	—	3	—	—	—	—	—	—
4608549	Endurance Mining	—	—	—	—	—	—	—	—	—
1519189	Enterprise Mining Co LLC	1	—	4	—	1	—	—	—	—
1518507	Enterprise Mining Co LLC	10	2	7	—	10	—	—	—	—
1519116	Enterprise Mining Co LLC	8	4	6	—	8	—	—	—	—
1516858	Enterprise Mining Co LLC	—	—	—	—	—	—	—	—	—
1511121	Enterprise Mining Co LLC	—	—	—	—	—	—	—	—	—
1507082	Freedom Energy Mining Company	2	2	9	—	2	—	—	—	—
3609741	Freeport Mining, LLC	—	—	—	—	—	—	—	—	—
4605317	Goals Coal Company	—	—	—	—	—	—	—	—	—
4603202	Green Valley Coal Company	1	1	—	—	1	—	—	—	—

4607950	Greyeagle Coal Company	—	—	—	—	—	—	—	—	—
4601602	Greyeagle Coal Company	1	—	—	—	1	—	—	—	—
4407127	Guest Mountain Mining Corporation	5	5	—	—	5	—	—	—	—
4407251	Guest Mountain Mining Corporation	1	1	—	—	1	—	—	—	—
4405815	Guest Mountain Mining Corporation	—	—	—	—	—	—	—	—	—
4407138	Guest Mountain Mining Corporation	2	2	—	—	2	—	—	—	—
4407262	Guest Mountain Mining Corporation	4	4	—	—	4	—	—	—	—
4609347	Hazy Ridge Coal Company	—	—	—	—	—	—	—	—	—
4603158	Herndon Processing Company LLC	—	—	—	—	—	—	—	—	—
4608693	Highland Mining Company	6	—	5	—	6	—	—	—	—
4606558	Highland Mining Company	1	—	4	—	1	—	—	—	—
4609204	Highland Mining Company	—	—	—	—	—	—	—	—	—
4608935	Independence Coal	—	—	—	—	—	—	—	—	—
4609328	Independence Coal	9	—	4	—	9	—	—	—	—
4608735	Independence Coal	5	2	7	—	5	—	—	—	—
4608700	Independence Coal	—	—	—	—	—	—	—	—	—
4607273	Independence Coal	24	7	47	7	17	—	—	—	—
4603755	Independence Coal	—	—	1	—	—	—	—	—	—
4608844	Independence Coal	—	—	—	—	—	—	—	—	—
4608933	Independence Coal	—	—	—	—	—	—	—	—	—
4605992	Independence Coal	—	—	1	—	—	—	—	—	—
4608655	Independence Coal	1	1	—	—	1	—	—	—	—
4609244	Inman Coal	30	1	15	17	13	—	—	—	—
4604637	Kepler Processing Company LLC	1	1	—	—	1	—	—	—	—
4608625	Kingston Mining, Inc.	9	3	5	—	9	—	—	—	—
4608932	Kingston Mining, Inc.	9	2	11	—	9	—	—	—	—
4604343	Kingston Processing Inc	1	—	2	—	1	—	—	—	—
4608751	Kingwood Mining Company LLC	1	—	—	—	—	—	—	—	1
4608753	Kingwood Mining Company LLC	—	—	—	—	—	—	—	—	—
4407281	Knox Creek Coal Corp	1	1	1	—	1	—	—	—	—
4405236	Knox Creek Coal Corp	—	—	—	—	—	—	—	—	—
4407180	Knox Creek Coal Corp	—	—	—	—	—	—	—	—	—
4406804	Knox Creek Coal Corp	16	6	3	—	11	—	—	—	5
4605872	Litwar Processing Company, LLC	—	—	—	—	—	—	—	—	—
1505375	Long Fork Coal Company	1	1	20	—	1	—	—	—	—
1519180	M3 Energy Mining Company	9	3	20	—	9	—	—	—	—
4607934	Mammoth Coal Co	—	—	—	—	—	—	—	—	—
4609148	Mammoth Coal Co	5	1	3	—	5	—	—	—	—
4609275	Mammoth Coal Co	1	—	—	—	1	—	—	—	—
4609237	Mammoth Coal Co	7	2	—	—	7	—	—	—	—
4607968	Mammoth Coal Co	—	—	—	—	—	—	—	—	—
4609108	Mammoth Coal Co	10	4	3	—	10	—	—	—	—
4603317	Mammoth Coal Co	1	—	—	—	1	—	—	—	—
4608110	Mammoth Coal Co	—	—	—	—	—	—	—	—	—
4606051	Mammoth Coal Co	—	—	7	—	—	—	—	—	—
4609221	Mammoth Coal Co	5	2	—	—	5	—	—	—	—
4608159	Mammoth Coal Co	1	1	—	—	1	—	—	—	—
4609164	Mammoth Coal Co	—	—	—	—	—	—	—	—	—
4609119	Mammoth Coal Co	—	—	—	—	—	—	—	—	—
4609092	Marfork Coal Company	16	14	8	4	12	—	—	—	—
4609176	Marfork Coal Company	—	—	1	—	—	—	—	—	—
4609091	Marfork Coal Company	16	13	20	6	10	—	—	—	—
4609212	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609376	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4608315	Marfork Coal Company	19	19	18	8	11	—	—	—	—
4608837	Marfork Coal Company	8	7	2	—	8	—	—	—	—
4608374	Marfork Coal Company	1	—	2	—	1	—	—	—	—
4608551	Marfork Coal Company	11	9	12	2	9	—	—	—	—
4609240	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609193	Marfork Coal Company	14	11	19	5	9	—	—	—	—
4608856	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4608297	Marfork Coal Company	—	—	2	—	—	—	—	—	—
4609355	Marfork Coal Company	—	—	—	—	—	—	—	—	—

4609090	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609199	Marfork Coal Company	—	—	—	—	—	—	—	—	—
4609048	Marfork Coal Company	13	8	19	—	13	—	—	—	—
1519193	Martin County Coal	17	4	22	—	17	—	—	—	—
1518452	Martin County Coal	—	—	12	—	—	—	—	—	—
1519553	Martin County Coal	—	—	—	—	—	—	—	—	—
1519615	Martin County Coal	—	—	—	—	—	—	—	—	—
1511005	Martin County Coal	—	—	3	—	—	—	—	—	—
1519235	Martin County Coal	—	—	4	—	—	—	—	—	—
1505106	Martin County Coal	4	—	7	—	4	—	—	—	—
1519595	Martin County Coal	—	—	—	—	—	—	—	—	—
1519472	Martin County Coal	—	—	—	—	—	—	—	—	—
1519531	Martin County Coal	—	—	3	—	—	—	—	—	—
4407170	Meadow Branch Mining Corporation	—	—	—	—	—	—	—	—	—
4407186	Mill Branch Coal Corporation	5	5	1	—	5	—	—	—	—
4407189	Mill Branch Coal Corporation	12	3	—	9	3	—	—	—	—
1519382	Mt. Sterling Energy Mining	—	—	—	—	—	—	—	—	—
1518340	North Fork Coal Corporation	20	6	15	—	18	—	1	—	1
1518732	North Fork Coal Corporation	3	3	7	—	3	—	—	—	—
1519666	North Fork Coal Corporation	—	—	—	—	—	—	—	—	—
4608008	Odell Processing Inc	—	—	—	—	—	—	—	—	—
4603141	Omar Mining Company	—	—	—	—	—	—	—	—	—
4407150	Osaka Mining Corporation	7	7	—	—	7	—	—	—	—
1516011	Panther Mining LLC	—	—	—	—	—	—	—	—	—
1518198	Panther Mining LLC	6	2	4	—	6	—	—	—	—
1519063	Panther Mining LLC	—	—	—	—	—	—	—	—	—
4407163	Paramont Coal Company Virginia LLC	—	—	1	—	—	—	—	—	—
4407257	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407123	Paramont Coal Company Virginia LLC	9	3	3	2	7	—	—	—	—
4407231	Paramont Coal Company Virginia LLC	4	2	1	—	4	—	—	—	—
4407223	Paramont Coal Company Virginia LLC	7	3	—	—	7	—	—	—	—
4406949	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407190	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4406929	Paramont Coal Company Virginia LLC	9	4	2	—	9	—	—	—	—
4407289	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407290	Paramont Coal Company Virginia LLC	1	—	—	—	1	—	—	—	—
4407232	Paramont Coal Company Virginia LLC	1	—	—	—	1	—	—	—	—
4405270	Paramont Coal Company Virginia LLC	1	—	—	—	1	—	—	—	—
4407092	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407129	Paramont Coal Company Virginia LLC	7	6	—	—	7	—	—	—	—
4407272	Paramont Coal Company Virginia LLC	1	—	—	—	1	—	—	—	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	—	—	—	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	—	—	—	—
4603430	Performance Coal Company	—	—	—	—	—	—	—	—	—
4608436	Performance Coal Company	6	10	239	—	6	—	—	—	—
4608539	Performance Coal Company	—	—	—	—	—	—	—	—	—
1504020	Peter Cave Mining Co.	—	—	—	—	—	—	—	—	—
4403088	Pigeon Creek Processing Corporation	2	2	—	—	2	—	—	—	—
4606880	Power Mountain Coal Company	3	1	1	—	3	—	—	—	—
4607545	Premium Energy LLC	6	6	6	—	6	—	—	—	—
1519097	Process Energy	18	5	19	—	17	—	—	—	1
4608645	Progress Coal	—	—	1	—	—	—	—	—	—
3608349	River Processing Corporation	—	—	—	—	—	—	—	—	—
1517278	Rivereagle Corporation	—	—	—	—	—	—	—	—	—
4609356	Riverside Energy Company LLC	—	—	—	—	—	—	—	—	—

4608048	Riverside Energy Company LLC	—	—	—	—	—	—	—	—	—
4609251	Riverside Energy Company LLC	—	—	—	—	—	—	—	—	—
1519270	Road Fork Development Company Inc.	6	—	16	—	6	—	—	—	—
4605368	Road Fork Development Company Inc.	—	—	—	—	—	—	—	—	—
1519453	Road Fork Development Company Inc.	—	—	2	—	—	—	—	—	—
1517651	Rockhouse Energy Mining	9	1	32	2	7	—	—	—	—
4605121	Rockspring Development Inc	34	3	4	—	34	—	—	—	—
4608030	Rockspring Development Inc	—	—	—	—	—	—	—	—	—
4609089	Rum Creek Coal Sales	3	—	2	—	3	—	—	—	—
4609409	Rum Creek Coal Sales	—	—	—	—	—	—	—	—	—
4609364	Rum Creek Coal Sales	—	—	—	—	—	—	—	—	—
1509724	Sidney Coal Company Inc	1	1	4	1	—	—	—	—	—
1511162	Sidney Coal Company Inc	—	—	4	—	—	—	—	—	—
1518378	Sidney Coal Company Inc	—	—	—	—	—	—	—	—	—
1518381	Sidney Coal Company Inc	19	3	19	4	15	—	—	—	—
1518380	Sidney Coal Company Inc	—	—	—	—	—	—	—	—	—
1518390	Sidney Coal Company Inc	—	—	—	—	—	—	—	—	—
1519247	Sidney Coal Company Inc	—	—	1	—	—	—	—	—	—
1511654	Sidney Coal Company Inc	—	—	—	—	—	—	—	—	—
1518950	Sidney Coal Company Inc	—	—	1	—	—	—	—	—	—
4609026	Simmons Fork Mining, Inc.	—	—	—	—	—	—	—	—	—
4609114	Simmons Fork Mining, Inc.	—	—	—	—	—	—	—	—	—
1507475	Solid Energy Mining Company	6	—	16	—	6	—	—	—	—
4609085	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4609269	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4608808	Spartan Mining Co.	17	13	44	—	15	—	1	—	1
4608513	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4609287	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4608387	Spartan Mining Co.	—	—	2	—	—	—	—	—	—
4609391	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4609045	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4608806	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4601544	Spartan Mining Co.	44	42	37	30	13	—	—	—	1
4609095	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4609263	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4608738	Spartan Mining Co.	4	2	19	—	4	—	—	—	—
4609165	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4609254	Spartan Mining Co.	7	6	12	—	7	—	—	—	—
4609238	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4603933	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
4609270	Spartan Mining Co.	—	—	—	—	—	—	—	—	—
1517165	Stillhouse Mining LLC	9	1	5	—	9	—	—	—	—
1518869	Stillhouse Mining LLC	7	2	4	—	7	—	—	—	—
4602515	Stirrat Coal Company	2	1	3	—	2	—	—	—	—
4603176	Talon Loadout Company	—	—	—	—	—	—	—	—	—
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	—	—	—	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	—	—	—	—
4606532	Trace Creek Coal Company	—	—	—	—	—	—	—	—	—
4607302	Twin Star Mining Inc	1	1	—	—	1	—	—	—	—
4403929	Twin Star Mining Inc	—	—	—	—	—	—	—	—	—
4403658	Twin Star Mining Inc	—	—	—	—	—	—	—	—	—
4608365	White Buck Coal Company	10	6	23	—	10	—	—	—	—
4609266	White Buck Coal Company	2	—	5	—	2	—	—	—	—
4609154	White Buck Coal Company	5	1	13	—	5	—	—	—	—
4608838	White Flame Energy Inc	—	—	6	—	—	—	—	—	—
4608632	White Flame Energy Inc	2	1	4	—	2	—	—	—	—

(1) The MSHA assessments issued during the current reporting period do not necessarily relate to the citations or orders issued by MSHA during the current reporting period or to the pending cases reported herein.

(2) The Legal Actions include matters which were initiated prior to the current reporting period and which do not necessarily relate to the citations, orders or proposed assessments issued by MSHA during the current reporting period. All of the Legal Actions, except those filed under Subpart E of 29 CFR Part 2700, were initiated by us to contest citations, orders or proposed assessments issued by MSHA, and if we are successful, may result in reduction or dismissal of those citations, orders or assessments.

(3) Appears to be non-mining related.